Exhibit 99.1

Company Presentation January 2015

Safe Harbor This presentation contains forward-looking statements, including, without limitation, statements concerning anticipated progress, objectives and expectations regarding profitability, growth in revenue and earnings per share, cash payments, the costs and expenses as well as expected benefits and cost savings that we anticipate will result from the strategic restructuring plan described herein, clinical trial plans and progress, objectives and expectations, all of which involve certain risks and uncertainties. These statements are often, but are not always, made through the use of words or phrases such as “anticipates,” “intends,” “estimates,” “plans,” “expects,” “we believe,” “we intend,” and similar words or phrases, or future or conditional verbs such as “would,” “should,” “potential,” “could,” “may,” or similar expressions. Actual results may differ significantly from the expectations contained in the forward-looking statements. Among the factors that may result in differences are the inherent risks and uncertainties associated with competitive developments, estimating profitability, cash payments, growth in revenues and earnings per share prior to us closing our books and verifying such information, clinical trial and product development activities, regulatory approval requirements, the availability and allocation of resources among different potential uses, estimating the commercial potential of our products and product candidates and growth in revenues, market demand for our products and our ability to supply or meet customer demand for our products, our ability to successfully implement the strategic restructuring plan described herein to reduce expenses and produce cost savings, leverage synergies and optimize our resources, the impact of the strategic restructuring plan described herein on our business, regulatory and product development activities as well as potential adverse effects on revenues and other financial results, or unanticipated charges not currently contemplated that may occur as a result of the strategic restructuring plan described herein. These and other significant factors are discussed in greater detail in Vericel”s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the Securities and Exchange Commission (“SEC”) on March 13, 2014, Quarterly Reports on Form 10-Q and other documents filed by the Company with the SEC from time to time. These forward-looking statements reflect management’s current views and Vericel does not undertake to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this release except as required by law. 2

Vericel Investment Highlights acquisition was accretive in Q2 and Q3 2014 3 Vericel Investment Highlights New Management Team • Strong track record of developing and commercializing products in the U.S. • Deep experience in restructuring and integrating acquired businesses New Business Focus • Restructured Vericel’s legacy business in 2013 to focus on orphan disease program • Acquired Sanofi’s global CTRM business in 2014; revenues of $44 million in 2013 Established Commercial Business • Undertook significant restructuring of business; excluding restructuring charges, • Significant opportunities for topline growth and improved gross margins High-Potential Late Stage Pipeline • Phase 3 candidate with potential to significantly expand cartilage repair franchise • Phase 2b orphan disease program for the treatment of advanced heart failure Strong Financial Position • Closed $40.25 million financing in September 2014 • Participation by leading institutional healthcare investors

New Management Commercialization Team with Deep Experience Operations and 4 Management Team Nick Colangelo – President & CEO (March 2013) • More than 20 years of executive management and corporate development experience • Nearly a decade with Eli Lilly, including serving as Director of Strategy and Business Development for Lilly’s Diabetes Product Group and founding Managing Director of Lilly Ventures • Extensive experience in the acquisition, development and commercialization of therapies to treat fibrovascular, metabolic and CV diseases Ross Tubo, Ph.D – Chief Scientific Officer (April 2014) • More than 20 years of experience in cell therapy, regenerative medicine, and stem cell biology, most recently as Vice President of Stem Cell and Chemokine Biology for Genzyme Corporation • Pioneer in the research, development, and commercialization of the first autologous cell therapies (Carticel and Epicel) • Extensive experience in the underlying cell and molecular mechanism(s) of action of mesenchymal stem cells Daniel Orlando – Chief Operating Officer (August 2012) • More than 20 years of sales, marketing, and business development experience, most recently serving as Vice President of business development for North and South America at Takeda • Extensive commercial experience in cardiovascular, diabetes and metabolic disease areas • Original brand director for Actos David Recker, M.D. – Chief Medical Officer (April 2014) • More than 20 years of drug development experience, most recently as Senior Vice President for Clinical Science at Takeda Global R&D • Responsible for multiple programs in a variety of therapeutic areas, including cardiovascular, diabetes, and metabolic disease areas • Numerous successful regulatory filings throughout the world Gerard Michel – Chief Financial Officer and Vice President, Corporate Development (June 2014) • More than 20 years in the life science industry including large pharma (Lederle Labs, Wyeth Labs), biotech (NPS Pharmaceuticals, Biodel) and management consulting (Booz Allen) with meaningful experience across all major functional and therapeutic areas • Raised significant amount of capital via strategic, equity, debt, and royalty deals

Acquisition of Sanofi’s Cell Therapy and Regenerative Medicine Business • Acquired Sanofi’s Cell Therapy and Regenerative Medicine business for $6.5 million • Acquired Assets: – Worldwide commercial rights to three marketed autologous cell therapy products with revenues of approximately $44 million in 2013 • • • Carticel® (autologous cultured chondrocytes) Epicel® (cultured epidermal autografts) MACI™ (matrix-applied characterized autologous cultured chondrocytes) – – – Manufacturing and production centers in the U.S. and Denmark Commercial organization in the U.S. and Europe $4.3 million in net working capital in Genzyme Denmark • Acquisition closed on May 30, 2014 5

Robust Product Portfolio PORTFOLIO PRODUCT PRECLINICAL PHASE 1 PHASE 2 PHASE 3 APPROVED Approved Carticel (autologous cultured chandrocyes) (US) Epicel (cultured epidemal autografts) (US)* Maci matrix applied characterized autologous cultured chandrocytes Development Maci matrix applied characterized autologous cultured chandrocytes lxmyelocel-T IXCELL DCM Heart Failure Due to Ischemic DCM Ixmyelocel-T Craniofadal Reconstruction** FDA ORPHAN DESIGNATION * Marketing in the EU has been temporarily suspended ** Investigator-sponsored trial (University of Michigan)

Carticel Overview Carticel is a 1st generation autologous chondrocyte implant (ACI) for the treatment of cartilage defects in the knee • First and only FDA-approved autologous cartilage repair product1 Therapeutic advantage: produces natural hyaline cartilage vs. fibrocartilage STAR study demonstrated statistically significant and clinically meaningful reductions in pain and improvement in function2 Durability of repair data out to 20 years3 • • • 1 Regenerative Med. (2007) 2(1), 95–97. 2 The American Journal of Sports Medicine (2009) 37(1), 42-55. 3 The American Journal of Sports Medicine (2010) 38(6), 1117-112. 7

Carticel Commercial Highlights • Net revenues of $35.2 million in 2013 • Dedicated physician customer base – Core physicians drive the majority of implants in the U.S. • Target patient population is younger and more active patients with larger cartilage defects (> 3cm2) – Ideal therapy for this patient population; alternative procedures (microfracture, etc.) do not provide durable repair • Widespread reimbursement coverage – 15 largest payers, including the top five national plans, have formal medical policies that allow treatment with Carticel within labeled indications • Represents 132 million (98%) of commercial lives in the United States – Majority of reimbursement is through private payers • Limited ACI competition and no generic threat 8

Carticel – Stable Market with Growth Potential in Arthroscopy ~ 1,000 Repair Specialize in Specialize in 1 Arthroscopy (2014) 30(2), 222-226. 2 Arthroscopy (1997) 13(4), 456-460. 3 OsteoArthritis and Cartilage (2006) 14(11), 1119-1125. 4 2010 American College of Surgeons Health Policy Report (ACS/HPR), p85. 5 Internal Sales Tracking Report. 9 20,000 Active Orthopedic Surgeons4 7,600 Specialize • 1,000 Ortho’s Cartilage 7,4007,200 Adult KneesSports Medicine 2013 Carticel5 collected biopsies • 422 Ortho’s did implants (top 100 Ortho’s account for 60% of implants) Chondroplasty (197,351) Microfracture (78,456) Allograft (2,281) Autograft (1,842) ACI (1,343) • Total restoration procedures = 5,466 • ACI = 25% of restorations • Initial microfracture improvements deteriorate after 18 months3 Estimate of US Cartilage Surgical Procedures1 (Private Insurance CPT Codes provided in the PearlDiver Database) % with full Chondral Defects2 400,000 300,000 200,000 100,000 0 20042005200620072008200920102011 Estimate of US Cartilage Surgical Procedures 20% Incidence of Full Thickness Defects

Carticel 2015 Commercial Priorities Realigned sales territories to optimize Carticel sales potential Revised sales incentive compensation plan to drive improved Carticel profitability (based on volume and efficiency) – Assess, Confirm, Treat (ACT) program implemented to reduce biopsy-to-implant ratio Completed military orthopedic facility targeting Reestablished Speakers Bureau • • • Launch multiple 2015 Peer-to-Peer Programs Implement physician segmentation strategy Enhance physician and hospital reimbursement support 10

Epicel Overview Epicel is a permanent skin replacement for full thickness burns >30% of total body surface area • Only FDA-approved autologous epidermal product available for large total body surface area (TBSA) burns Important treatment option for severe burn patients because little skin is available for autografts Approved in the United States for use as a Humanitarian Use Device Small number of physicians drive the majority of usage of Epicel Revenues of $7.1 million in 2013 • • • • 11

Epicel – Current Market Penetration Epicel Annual Sales2,3 1 American Burn Association, Burn Incidence Fact Sheet. http://www.ameriburn.org/resources_factsheet.php 2 American Burn Association, National Burn Repository 2014; V10. P10, Table 4. 3 Internal Epicel Sales Data 12 70 of the 1,700 Burn Beds in the U.S. Account for 40%-50% of 4% Patients with >30% TBSA Burns (2013)1,2 2,500 2,000 1,500 1,000 500 0 Total PatientsEpicel Patients Total PatientsEpicel Patients

Epicel 2015 Commercial Priorities Increased price to reflect costs allowed under the HDE regulations Increased promotional support with additional sales representatives • Revise sales incentive compensation plan to drive expanded Epicel utilization (based on number of treated patients) Rebuild the partnership network by targeting institutions that used Epicel prior to the reduction of the Epicel sales force Launch Peer-to-Peer training program of best practices Pursue pediatric indication to provide greater pricing flexibility under the current HDE regulations • • • 13

MACI Overview MACI is a 3rd generation ACI for the treatment of cartilage defects in the knee • First tissue-engineered product approved as an Advanced Therapy Medicinal Product by the EC (June 2013) Therapeutic advantage: ease of use for the surgeon and reduced morbidity for the patient SUMMIT study showed statistically significant improvement in pain and function endpoints compared to microfracture1 • • 1 The American Journal of Sports Medicine (2014) 42(6), 1384-1394. 14 Implantation Procedure Mini-Arthrotomy Technique Arthroscopic Technique

MACI – Market Expansion Opportunity 15 MACI Efficacy of Carticel with improved delivery – Less invasive, significant reduction in surgical time – Easier delivery – Eliminates periosteal harvest; no sutures or water-tight seal – Improved post-operative course – Opportunity for first-line treatment CARTICEL Effective in a challenging patient population – Moderate to large sized chronic, symptomatic lesions that have failed a primary treatment Limitations: – Technically exacting procedure requiring arthrotomy, periosteal patch harvest and sutures – Extended surgical time

SUMMIT Study – MACI Significantly Better Than Microfracture at Year 2 SUMMIT (Demonstrate the Superiority of MACI Implant to Microfracture Treatment) Study 1 The American Journal of Sports Medicine (2014) 42(6), 1384-1394. 16 Improvement in Score (Estimated Mean) KOOS Pain and Function Endpoints at Year 2 P <.001 50 45 40 35 30 25 20 15 10 5 0 PainFunction KOOS Subscale MACI (n=72) Microfracture (n=69) 45.546 35.235.8

Strategic Actions Immediately Initiated to Drive the Acquired Business to Profitability • Temporarily suspended sales of MACI in Europe and discontinued manufacturing in Denmark – – – MACI sales in Europe represented 1% of revenues in 2014 Cambridge facility to manufacture MACI for select European countries Reduces annual operating expenses by approximately $7 million • Significantly reduced MACI-related R&D expenses as a result of the substantial completion of research activities required to support MACI BLA filing in the U.S. – Reduces R&D expenses by approximately $9 million • Optimize manufacturing and commercial operations in the U.S. – U.S. full-time employee (FTE) reductions decrease annual operating expenses by approximately $4 million • Immediate reduction of approximately 80 global FTE positions 17 Excluding restructuring charges, the acquired CTRM business was accretive in Q2 and Q3 2014

Manufacturing Efficiencies/Cost Reduction Initiatives Further Improve Gross Margins and Profitability to Extended Carticel biopsy shelf-life Enhanced Carticel culture media • Multiple Carticel and Epicel process development projects underway designed to – – – Reduce costs Enhance process efficiencies Increase manufacturing capacity and flexibility 18 lxmyelocei-T is a Highly Differentiated Multicellular IL-10 I IL-Ira I MIP-Icx Extracellular Matrix Remodeling VEGF I Adiponectin I bFGF Extracellular Uptake of Oxidized LDL Expanded populations of M2-like macrophages and MSCs have multiple biological activities that promote tissue repair and regeneration VERlCEL 19 Macrophages Anti-inflammatory Secreted Factors MMPs I TIMPs Angiogenic PhagocytosisRemodeling of Cell-DependentEfferocytosis Matrix Activities CholesterolEfflux Therapeutic Effects ----'Remodeling Damaged 1Tissue Therapy

Ixmyelocel-T for the Treatment of Advanced Heart Failure Due to Ischemic DCM


NORMAL HEART
Chambers relax and fill, then contract and pump.
Left Ventricle
Right Ventricle
HEART WITH DILATED CARDIOMYOPATHY
Heart muscle weakens and chambers enlarge.
Left Ventricle
Increased Volume
Thinner Septum
Thinner Outer Wall
Right Ventricle

Patient Profile

- Majority of patients that are refractory to medical therapy have ischemic dilated cardiomyopathy (DCM) (~150,000 patients)
- Generally have maximized Rx and device therapy
- Typically no longer candidates for revascularization procedures
- LVADs are commonly utilized as a bridge to heart transplantation
- ~2,000 heart transplants performed in the U.S. each year

Product Positioning

Refractory to:

☑ Rx therapy
☑ Revascularization
☑ CRT/ICD devices

> **Ixmyelocel-T** <

Prior to:

☐ LVAD
☐ Transplantation

Ixmyelocel-T is the only therapy with an orphan designation for the treatment of DCM

Sources: Heidenreich et al. Circulation 2011;123:933-944; Health Research International; America Heart Association

20

VERICEL

Fewer Ischemic DCM Patients Treated with Ixmyelocel-MACE1 T Experienced a • Statistically significant improvements also were observed in NYHA class and six-minute walk distance 1 Circulation Research (2014) 10.1161/CIRCRESAHA.115.304554 21 IMPACT-DCM (6 Months) Catheter-DCM (1 Year) Both Studies Control Ixmyelocel-T Control Ixmyelocel-T Control Ixmyelocel-T Number/N (%) of Ischemic DCM Patients with a MACE 3/6 (50) 2/12 (17) 2/3 (67) 1/9 (11) 5/9 (56) 3/21 (14)* 75% fewer patients treated with ixmyelocel-T experienced a MACE (* p < 0.05)

ixCELL-DCM Clinical Study Phase 2b ixCELL-DCM Study Design • Diagnosis of ischemic DCM according to WHO criteria 22 Objectives •To evaluate the efficacy, safety and tolerability of ixmyelocel-T compared to placebo in patients with heart failure due to ischemic DCM Patients •Males and females, age 30-85 •Not a candidate for reasonable revascularization procedures •LVEF <35% •NYHA class III or IV heart failure Design •Multicenter, randomized (1:1), double-blind, placebo-controlled phase 2b study •108 patients at approximately 35 sites in the US and Canada •Administration via catheter injection into the left ventricular endocardium using the NOGA® MyostarTM injection catheter Key endpoints •Primary: Number of all-cause deaths, cardiac hospitalizations, and emergency department visits for IV treatment of acute worsening heart failure over 12 months •Secondary: Additional clinical, functional, structural, symptomatic/QOL, and biomarker measures at 3, 6 and 12 months Status •Topline study results expected in Q1 2016

Strong Financial Position • Closed $40.25 million financing in September 2014 – – Participation by leading institutional healthcare investors Use of proceeds • • Support commercialization of our marketed products Fund the continued development of MACI in the U.S. and the Phase 2b ixCELL-DCM clinical study Working capital and general corporate purposes Potential acquisitions or investments in complementary businesses, technologies, products or assets • • • Cash balance at end of Q3 2014 = $37.6 million – No debt other than computer lease ($115K) 23

Q3 2014 Financial Results 24 The acquired business generated a positive contribution of $1.4 million for the third quarter, excluding restructuring charges and losses from Denmark Contribution from acquired business — Non-GAAP2014 Net loss – GAAP - for the three months ended September 30, 2014$(6,917) Legacy business loss 7,901 Subtotal — Acquired business results984 Restructure costs77 Denmark business results381 Contribution from acquired business — for the three months ended September 30, 2014 - Non-GAAP$1,442 Adjusted net loss – Non-GAAP2014 Net loss - GAAP – for the three months ended September 30, 2014$(6,917) Impact of accrued expense for the Verigen agreement 3,158 Adjusted Net loss – for the three months ended September 30, 2014 - Non-GAAP$(3,759)

New Business Attracted Strong Institutional Shareholder Base (> 50% Ownership) Source: NASDAQ Online (January 9, 2015) 25 Holder Position % Common Stock Outstanding Consonance Capital Management 2,352,940 9.89% Great Point Partners 2,170,000 9.12% Stonepine Capital Management 1,700,000 7.15% Visium Asset Management 1,422,475 5.98% Eastern Capital 1,402,889 5.90% Perceptive Advisors 1,100,000 4.62% Sabby Management 876,173 3.68% BlackRock Institutional Trust 558,600 2.35% The Vanguard Group 397,757 1.67% Fred Alger Management 392,000 1.65% Perkins Capital Management 352,000 1.48% Kennedy Capital Management 300,000 1.26% Dafna Capital Management 238,900 1.00% Geode Capital Management 44,366 0.19% CalPERS 43,900 0.18%

Several Value-Creating Commercial and Clinical Milestones Over the Coming Quarters Excluding restructuring charges, Increasing cash flow from Publish Phase 2a Complete Patient 26 201420152016 U.S. Commercial Operations Quarterly U.S. Operating Results Carticel and Epicel business accretiveCarticel and Epicel business Development Programs Determine U.S. Regulatory Path HDE Supplement for Pediatric Indication Study Results Study ResultsEnrollment

Vericel Investment Highlights acquisition was accretive in Q2 and Q3 2014 27 Vericel Investment Highlights New Management Team • Strong track record of developing and commercializing products in the U.S. • Deep experience in restructuring and integrating acquired businesses New Business Focus • Restructured Vericel’s legacy business in 2013 to focus on orphan disease program • Acquired Sanofi’s global CTRM business in 2014; revenues of $44 million in 2013 Established Commercial Business • Undertook significant restructuring of business; excluding restructuring charges, • Significant opportunities for topline growth and improved gross margins High-Potential Late Stage Pipeline • Phase 3 candidate with potential to significantly expand cartilage repair franchise • Phase 2b orphan disease program for the treatment of advanced heart failure Strong Financial Position • Closed $40.25 million financing in September 2014 • Participation by leading institutional healthcare investors

Appendix 28

Vericel Capitalization Table 1 The preferred stock will accrue 478,492 common share equivalent dividends through 2017 at which point Vericel can force conversion of the preferred stock to common stock. 29 2 Excludes the 235,077 common share equivalent dividends accrued but not issued. Capitalization (as of January 8, 2015) Shares Common Stock 23,785,653 Series B Preferred Stock Common Equivalents1 615,400 Warrants and Options 3,197,034 Fully Diluted Shares2 27,598,087